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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):
                                November 9, 1999


                              LORAL CYBERSTAR, INC.
             (Exact name of registrant as specified in its charter)

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
Delaware                   0-22085                     52-2008654
(State or other            (Commission                 (IRS Employer
jurisdiction of            File Number)                Identification
incorporation)                                         Number)
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2440 Research Boulevard, Suite 400, Rockville MD   20850
   (Address of principal executive offices)      (Zip Code)


               Registrant's telephone number, including area code:
                                 (301) 258-8101
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Item 5.           Other Events.

                  Effective November 9, 1999, the Registrant's name was changed from Loral Orion, Inc. to Loral CyberStar, Inc.


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (c) Exhibits.

Exhibit 99.1      Certificate of Amendment of Certificate of Incorporation

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LORAL ORION, INC.
                                             -----------------
                                                (Registrant)


Date: December 2, 1999                   By: /s/ Avi Katz
                                             ------------
                                                 Avi Katz
                                                 Vice President

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                                  EXHIBIT INDEX


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Exhibit           Description
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
Exhibit 99.1      Certificate of Amendment of Certificate of Incorporation
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